UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On March 13, 2019, BlueLinx Holdings Inc. (“BlueLinx” or “the Company”) issued a press release announcing its financial results for the fiscal fourth quarter ended December 29, 2018. A copy of BlueLinx’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 13, 2019, as previously announced, BlueLinx will hold a teleconference and audio webcast to discuss its financial results from the fiscal fourth quarter ended December 29, 2018. The webcast will be archived and can be accessed via BlueLinx’s website at www.BlueLinxCo.com. Additionally, BlueLinx will post slides at its website, under the investor relations page, which will be referenced during the audio webcast. These slides are furnished as Exhibit 99.2 hereto. All information on the slides and in the webcast is presented as of March 13, 2019, and BlueLinx does not assume any obligation to update such information in the future.

To supplement GAAP financial information, we may use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors, but should not be considered a substitute for or superior to GAAP results. Non-GAAP financial measures used in the included press release are therein reconciled to the most directly comparable GAAP financial measures.

The information included in this Item 2.02, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
99.1	Press release, dated March 13, 2019, reporting financial results for the fiscal fourth quarter ended December 29, 2018
99.2	Webcast conference call slides used during webcast conference call on March 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.
(Registrant)

Dated: March 13, 2019	By:	/s/ Susan C. O’Farrell
Susan C. O’Farrell
Senior Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer